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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2003
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                             SMITHFIELD FOODS, INC.

               (Exact name of registrant as specified in charter)


            Virginia                       1-15321              52-0845861

         (State or other                 (Commission           (IRS Employer
   jurisdiction of incorporation)        File Number)        Identification No.)


                               200 Commerce Street
                           Smithfield, Virginia 23430

               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (757) 365-3000

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

Exhibit
Number                     Description
------                     -----------

99.1     Press release, dated as of June 4, 2003.


ITEM 9. REGULATION FD DISCLOSURE

Smithfield Foods, Inc. (the "Registrant") hereby furnishes this report pursuant to Item 12 of Form 8-K in accordance with SEC Release No. 33-8216:

On June 4, 2003, the Registrant issued a press release announcing its results of operations for the fiscal year ended April 28, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SMITHFIELD FOODS, INC.
                                                     (Registrant)

                                                     By: /s/  DANIEL G. STEVENS
                                                         ----------------------
                                                         (Signature)

                                                     Daniel G. Stevens
                                                     Vice President and Chief
                                                     Financial Officer

Dated:  June 4, 2003